UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006

Unica Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51461	04-3174345
(State or Other	(Commission	(IRS Employer
Jurisdiction of incorporation)	File Number)	Identification Number)
Reservoir Place North, 170 Tracer Lane
Waltham, Massachusetts 02451-1379
(Address of principal executive offices)
(781) 839-8000
(Registrant’s telephone number)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1 - Consent of Stowe & Degon, LLP
EX-99.1- Audited Financial Statements of Sane Solutions, LLC.
EX-99.2 - Unaudited Pro Forma Combined Financial Statements

Explanatory Note
On March 23, 2006, Unica Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission, which excluded certain financial statements that were not available at the time of filing. This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 to provide the required financial statements and pro forma financial information in connection with the acquisition of Sane Solutions, LLC. Except as identified in the prior sentence, no other items included in the Current Report on Form 8-K have been amended.
Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously reported, on March 22, 2006, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) among Unica Corporation, a Delaware corporation (the “Company”), Lorax Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Subsidiary”), and Sane Solutions, LLC, a Rhode Island limited liability company (the “Target”), the Company completed the acquisition of the Target. Upon the closing (the “Closing”) of the merger of the Target with and into the Merger Subsidiary (the “Merger”), with the Merger Subsidiary continuing after the Merger as the surviving corporation and a wholly owned subsidiary of the Company, each limited liability company interest of the Target was converted into the right to receive a portion of the merger consideration. The merger consideration consisted of cash in an amount equal to $21,773,510 and 151,984 shares (the “Escrow Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In addition, in connection with the Merger, the Company agreed to assume certain liabilities of the Target. Pursuant to the Merger Agreement, the Company has agreed to (i) grant restricted stock unit awards for an aggregate of 88,293 shares of the Company’s Common Stock to specified employees of the Target, (ii) assume bonus payments aggregating $640,625 to specified employees of the Target and (iii) make available an aggregate of $385,000 to provide relocation incentive payments. Pursuant to the Merger Agreement, upon the Closing, the Company deposited the Escrow Shares into an escrow account to secure certain indemnification obligations of the former members of the Target.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited balance sheets of Sane Solutions, LLC as of December 31, 2004 and 2005 and the related statements of operations, changes in members’ equity and cash flows for the years then ended, together with the auditor’s report thereon.
(b) Pro Forma Financial Statements.
Attached hereto as Exhibit 99.2 and incorporated by reference herein is the unaudited pro forma combined balance sheet of Unica Corporation and Subsidiaries and Sane Solutions, LLC as of December 31, 2005, the unaudited pro forma combined statement of operations of Unica Corporation and Subsidiaries, MarketSoft Software Corporation and Sane Solutions, LLC for the year ended September 30, 2005 and the unaudited pro forma combined statement of operations of Unica Corporation and Subsidiaries, MarketSoft Software Corporation and Sane Solutions, LLC for the three months ended December 31, 2005.
(d) Exhibits

10.1	Agreement and Plan of Merger, dated as of March 7, 2006, by and among Unica Corporation, Lorax Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Unica Corporation, and Sane Solutions, LLC (previously filed with the Securities and Exchange Commission on March 10, 2006 as an exhibit to Unica Corporation’s Current Report on Form 8-K and incorporated herein by reference).

23.1	Consent of Stowe & Degon, LLP.

99.1	Audited financial statements of Sane Solutions, LLC for the years ended December 31, 2004 and 2005.

99.2	Unaudited pro forma combined financial statements for Unica Corporation and Subsidiaries, MarketSoft Software Corporation and Sane Solutions, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICA CORPORATION

By: Name:	/s/ Ralph A. Goldwasser Ralph A. Goldwasser
Title:	Senior Vice President and Chief Financial Officer
Dated: May 12, 2006